                                 Exhibit (e)(3)

 Revised Schedules B-E dated May 15, 2003 to the Distribution Agreement between
           One Group Mutual Funds and One Group Dealer Services, Inc.

                                   SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             ONE GROUP MUTUAL FUNDS
                                       AND
                         ONE GROUP DEALER SERVICES, INC.

                     Shares Subject to Front-End Sales Load


Name of the Fund

Equity Funds
Small Cap Growth Fund
Small Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Diversified Mid Cap Fund
Large Cap Growth Fund
Large Cap Value Fund
Equity Income Fund
Diversified Equity Fund
Balanced Fund
Equity Index Fund
Market Expansion Index Fund
Health Sciences Fund
Technology Fund
Market Neutral Fund
International Equity Index Fund
Diversified International Fund

Investor Funds
Investor Conservative Growth Fund
Investor Balanced Fund
Investor Growth & Income Fund
Investor Growth Fund

Fixed Income Funds
Ultra Short-Term Bond Fund
Short-Term Bond Fund
Intermediate Bond Fund
Bond Fund
Income Bond Fund
Government Bond Fund
Treasury & Agency Fund
High Yield Bond Fund
Short-Term Municipal Bond Fund
Intermediate Tax-Free Bond Fund
Tax-Free Bond Fund
Municipal Income Fund
Arizona Municipal Bond Fund
Kentucky Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund

Ohio Municipal Bond Fund
West Virginia Municipal Bond Fund

One Group Mutual Funds                      One Group Dealer Services, Inc.

By: /s/ Robert L. Young                     By: /s/ Mark A. Beeson
   -------------------------------             -------------------------------

Date:  February 13 2003                     Date: February 13, 2003
     -----------------------------               -----------------------------

                                   SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             ONE GROUP MUTUAL FUNDS
                                       AND
                         ONE GROUP DEALER SERVICES, INC.

                            Distribution Plan Shares


Name of the Fund

Money Market Funds
Prime Money Market Fund -- Class A Shares
Prime Money Market Fund -- Service Class Shares
U.S. Treasury Securities Money Market Fund -- Service Class Shares U.S. Treasury Securities Money Market Fund -- Class A Shares
U.S. Government Securities Money Market Fund -- Service Class Shares U.S. Government Securities Money Market Fund -- Class A Shares
Municipal Money Market Fund -- Class A Shares
Municipal Money Market Fund -- Service Class Shares
Michigan Municipal Money Market Fund -- Service Class Shares
Michigan Municipal Money Market Fund -- Class A Shares
Ohio Municipal Money Market Fund -- Class A Shares
Ohio Municipal Money Market Fund -- Service Class Shares

Equity Funds
Small Cap Growth Fund -- Class A Shares
Small Cap Value Fund -- Class A Shares
Mid Cap Growth Fund -- Class A Shares
Mid Cap Value Fund -- Class A Shares
Diversified Mid Cap Fund -- Class A Shares
Large Cap Growth Fund -- Class A Shares
Large Cap Value Fund -- Class A Shares
Equity Income Fund -- Class A Shares
Diversified Equity Fund -- Class A Shares
Balanced Fund -- Class A Shares
Equity Index Fund -- Class A Shares
Market Expansion Index Fund -- Class A Shares
Health Sciences Fund - Class A Shares
Technology Fund - Class A Shares
Market Neutral Fund - Class A Shares
International Equity Index Fund -- Class A Shares
Diversified International Fund -- Class A Shares

Investor Funds
Investor Conservative Growth Fund -- Class A Shares
Investor Balanced Fund -- Class A Shares
Investor Growth & Income Fund -- Class A Shares
Investor Growth Fund -- Class A Shares

Fixed Income Funds
Ultra Short-Term Bond Fund -- Class A Shares
Short-Term Bond Fund -- Class A Shares
Intermediate Bond Fund -- Class A Shares
Bond Fund -- Class A Shares
Income Bond Fund -- Class A Shares
Mortgage Backed Securities Fund - Class A Shares
Government Bond Fund -- Class A Shares
Treasury & Agency Fund -- Class A Shares
High Yield Bond Fund -- Class A Shares
Short-Term Municipal Bond Fund -- Class A Shares
Intermediate Tax-Free Bond Fund -- Class A Shares
Tax-Free Bond Fund -- Class A Shares
Municipal Income Fund -- Class A Shares
Arizona Municipal Bond Fund -- Class A Shares
Kentucky Municipal Bond Fund - Class A
Louisiana Municipal Bond Fund -- Class A Shares
Michigan Municipal Bond Fund -- Class A Shares
Ohio Municipal Bond Fund -- Class A Shares
West Virginia Municipal Bond Fund -- Class A Shares

One Group Mutual Funds                      One Group Dealer Services, Inc.

By: /s/ Robert L. Young                     By: /s/ Mark A. Beeson
   -------------------------------             --------------------------------
Date:   February 13, 2003                   Date:   February 13, 2003
     -----------------------------               ------------------------------

                                   SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             ONE GROUP MUTUAL FUNDS
                                       AND
                         ONE GROUP DEALER SERVICES, INC.

                                  CDSC Classes

Name of the Fund

Money Market Funds
Prime Money Market Fund-- Class B Shares
U.S. Treasury Securities Money Market Fund-- Class B Shares

Equity Funds
Small Cap Growth Fund -- Class B Shares
Small Cap Value Fund -- Class B Shares
Mid Cap Growth Fund -- Class B Shares
Mid Cap Value Fund -- Class B Shares
Diversified Mid Cap Fund -- Class B Shares
Large Cap Growth Fund -- Class B Shares
Large Cap Value Fund -- Class B Shares
Equity Income Fund -- Class B Shares
Diversified Equity Fund -- Class B Shares
Balanced Fund -- Class B Shares
Equity Index Fund -- Class B Shares
Market Expansion Index Fund -- Class B Shares
Health Sciences Fund - Class B Shares
Technology Fund - Class B Shares
Market Neutral Fund - Class B Shares
International Equity Index Fund -- Class B Shares
Diversified International Fund -- Class B Shares

Investor Funds
Investor Balanced Fund -- Class B Shares
Investor Growth & Income Fund -- Class B Shares
Investor Growth Fund -- Class B Shares

Fixed Income Funds
Ultra Short-Term Bond Fund -- Class B Shares
Short-Term Bond Fund -- Class B Shares
Intermediate Bond Fund -- Class B Shares
Bond Fund -- Class B Shares
Income Bond Fund -- Class B Shares
Government Bond Fund -- Class B Shares
Treasury & Agency Fund -- Class B Shares
High Yield Bond Fund -- Class B Shares
Short-Term Municipal Bond Fund -- Class B Shares
Intermediate Tax-Free Bond Fund -- Class B Shares
Tax-Free Bond Fund -- Class B Shares
Municipal Income Fund -- Class B Shares
Arizona Municipal Bond Fund -- Class B Shares
Kentucky Municipal Bond Fund -- Class B Shares
Louisiana Municipal Bond Fund -- Class B Shares
Michigan Municipal Bond Fund -- Class B Shares

Ohio Municipal Bond Fund -- Class B Shares
West Virginia Municipal Bond Fund -- Class B Shares

One Group Mutual Funds                    One Group Dealer Services, Inc.

By: /s/ Robert L. Young                   By: /s/ Mark A. Beeson
   -------------------------------           ---------------------------------

Date:   February 13, 2003                 Date:   February 13, 2003
     -----------------------------              ------------------------------

                                   SCHEDULE E
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                             ONE GROUP MUTUAL FUNDS
                                       AND
                         ONE GROUP DEALER SERVICES, INC.

                                  CDSC Classes

Name of the Fund

Equity Funds
Small Cap Growth Fund - Class C Shares
Small Cap Value Fund -- Class C Shares
Mid Cap Growth Fund - Class C Shares
Mid Cap Value Fund - Class C Shares
Diversified Mid Cap Fund -- Class C Shares
Large Cap Growth Fund - Class C Shares
Large Cap Value Fund - Class C Shares
Equity Income - Class C Shares
Diversified Equity Fund - Class C Shares
Balanced Fund - Class C Shares
Equity Index Fund - Class C Shares
Market Expansion Index Fund -- Class C Shares
Health Sciences Fund - Class C Shares
Technology Fund - Class C Shares
Market Neutral Fund - Class C Shares
International Equity Index Fund - Class C Shares
Diversified International Fund -- Class C Shares

Investor Funds
Investor Conservative Growth Fund -- Class C Shares
Investor Balanced Fund -- Class C Shares
Investor Growth & Income Fund -- Class C Shares
Investor Growth Fund -- Class C Shares

Fixed Income Funds
Ultra Short-Term Bond Fund - Class C Shares
Short-Term Bond Fund - Class C Shares
Intermediate Bond Fund -- Class C Shares
Bond Fund -- Class C Shares
Income Bond Fund -- Class C Shares
Government Bond Fund -- Class C Shares
Treasury & Agency Fund -- Class C Shares
High Yield Bond Fund -- Class C Shares
Short-Term Municipal Bond Fund - Class C Shares
Intermediate Tax-Free Bond Fund -- Class C Shares
Municipal Income Fund-- Class C Shares
Arizona Municipal Bond Fund -- Class C Shares
Kentucky Municipal Bond Fund-Class C Shares
Louisiana Municipal Bond Fund -- Class C Shares
Michigan Municipal Bond Fund -- Class C Shares
Ohio Municipal Bond Fund -- Class C Shares
West Virginia Municipal Bond Fund -- Class C Shares

Money Market Funds
Prime Money Market Fund - Class C Shares
U.S. Treasury Securities Money Market Fund - Class C Shares
U.S. Government Securities Money Market Fund - Class C Shares
Municipal Money Market Fund - Cross with SAI
Michigan Municipal Money Market Fund - Class C Shares
Ohio Municipal Money Market Fund - Class C Shares

One Group Mutual Funds                    One Group Dealer Services, Inc.

By: /s/ Robert L. Young                   By:  /s/ Mark A. Beeson
   -------------------------------            -------------------------------

Date:   February 13, 2003                 Date:   February 13, 2003
     -----------------------------              -----------------------------

                                       2